BENEFIT PLANS	12 Months Ended
Dec. 31, 2016
Retirement Benefits [Abstract]
BENEFIT PLANS
BENEFIT PLANS
Match Group employees are eligible to participate in a retirement savings plan sponsored by IAC in the United States, which is qualified under Section 401(k) of the Internal Revenue Code. Under the IAC/InterActiveCorp Retirement Savings Plan (the "Plan"), participating employees may contribute up to 50% of their pre-tax earnings, but not more than statutory limits. The employer match under the Plan is fifty cents for each dollar a participant contributes in this Plan, with a maximum contribution of 3% of a participant's eligible earnings, but not more than statutory limits. Matching contributions are invested in the same manner as each participant’s voluntary contributions in the investment options provided under the Plan. An investment option in the Plan is IAC common stock, but neither participant nor matching contributions are required to be invested in IAC common stock. Matching contributions under the Plan for the years ended December 31, 2016, 2015 and 2014 were $1.6 million, $1.4 million and $1.2 million, respectively. The increase in matching contributions in 2016 is due primarily to an increase in participation in the Plan due to increased headcount. The increase in matching contributions in 2015 was due primarily to an increase in participation in the Plan due to acquisitions and increased headcount.
Internationally, Match Group also has or participates in various benefit plans, primarily defined contribution plans. The Company's contributions for these plans for the years ended December 31, 2016, 2015 and 2014 were $1.9 million, $2.0 million, and $2.1 million, respectively.